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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): July 22, 2002
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

On July 22, 2002, the Registrant issued a press release announcing its 2002 second quarter earnings and distributed a 2002 Second Quarter Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

         99.1 Press release of American Express Company announcing its 2002 second quarter earnings, dated July 22, 2002.

         99.2   2002 Second Quarter Earnings Supplement of American
                Express Company.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   July 22, 2002

                                  EXHIBIT INDEX

Item No.                          Description
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    99.1 Press release of American Express Company announcing its 2002 second quarter earnings, dated July 22, 2002.

    99.2   2002 Second Quarter Earnings Supplement of American
           Express Company.